Exhibit 99.2

April 2005

FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for both year-end and quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-0482	(513) 534-0983

Yearly Data
	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Ratios %
Return on average assets	1.61	1.90	2.04	1.42	1.58	1.44
Return on average shareholders’ equity	17.2	19.0	18.4	13.6	17.5	15.8
Average equity as a percent of average assets	9.34	10.01	11.08	10.40	9.06	9.12
Net interest margin (FTE)	3.48	3.62	3.96	3.82	3.73	3.96
Efficiency	53.9	47.0	47.5	57.5	53.7	56.0
Net losses charged off as a percent of average loans and leases	0.45	0.63	0.43	0.54	0.26	0.39
Allowance for loan and lease losses as a percent of loans and leases (a)	1.19	1.33	1.49	1.50	1.43	1.48
Allowance for credit losses as a percent of loans and leases (a)	1.31	1.47	1.49	1.50	1.43	1.48
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.51	0.61	0.59	0.57	0.47	0.40
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.74	0.89	0.95	0.96	0.77	0.61
Allowance for loan and lease losses as a percent of nonperforming assets (a)	235.32	218.85	250.62	265.45	303.85	370.86
Allowance for loan and lease losses as a percent of underperforming assets (a)	160.20	150.28	157.12	156.49	185.21	241.16
Allowance for credit losses as a percent of nonperforming assets (a)	259.05	242.01	250.62	265.45	303.85	370.86
Allowance for credit losses as a percent of underperforming assets (a)	176.36	166.19	157.12	156.49	185.21	241.16

Share Data
Earnings per share	$2.72	$2.91	$2.64	$1.74	$1.86	$1.55
Earnings per diluted share	2.68	2.87	2.59	1.70	1.83	1.53
Cash dividends per common share	1.31	1.13	0.98	0.83	0.70	0.59
Book value per share	16.00	15.29	14.98	13.31	11.83	9.91
Common shares outstanding (net of treasury)	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468
Market price per share:
High	$60.00	$62.15	$69.70	$64.77	$60.88	$50.29
Low	45.32	47.05	55.26	45.69	29.33	38.58
Close	47.30	59.10	58.55	61.33	59.75	48.92
Price/earnings ratio (b)	17.65	20.59	22.61	36.08	32.65	31.97

Supplemental Data
Common dividends declared ($ in millions)	$735	$645	$568	$460	$325	$248
Employees (full-time equivalents)	19,659	18,899	19,119	18,373	20,468	21,290
Banking centers	1,011	952	930	933	963	939

(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the allowance for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments has been reclassified to conform to the current presentation. The allowance for credit losses is the sum of the allowance for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Yearly Data
	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Income Statement ($ in millions)
Interest income-FTE	$4,150	$4,030	$4,168	$4,754	$4,994	$4,239
Interest expense	1,102	1,086	1,430	2,278	2,697	2,026
Net interest income-FTE	3,048	2,944	2,738	2,476	2,297	2,213
Provision for loan and lease losses	268	399	246	201	126	143
Merger-related loan loss provision (a)	-	-	-	35	12	26
Noninterest income:
Electronic payment processing revenue	622	575	512	347	252	189
Service charges on deposits	515	485	431	367	298	252
Mortgage banking net revenue	178	302	188	63	256	290
Investment advisory revenue	360	332	325	298	275	258
Other noninterest income	626	546	555	520	370	324
Operating lease revenue	156	124	-	-	-	-
Securities (losses) gains, net	(37)	81	114	28	6	8
Securities gains, net - non-qualifying hedges on mortgage servicing rights	-	3	33	143	-	-
Foreign exchange income	45	35	25	22	19	14
Total noninterest income	2,465	2,483	2,183	1,788	1,476	1,335
Noninterest expense:
Salaries, incentives & benefits expense	1,279	1,271	1,230	1,107	1,037	1,001
Equipment expense	84	82	79	91	100	98
Net occupancy expense	185	159	142	146	138	131
Operating lease expense	114	94	-	-	-	-
Deposit insurance expense	15	17	10	8	9	10
Other noninterest expense	1,295	928	876	752	656	639
Merger-related charges (a)	-	-	-	349	87	108
Total noninterest expense	2,972	2,551	2,337	2,453	2,027	1,987
Income from continuing operations before income taxes, minority interest and cumulative effect-FTE	2,273	2,477	2,338	1,575	1,608	1,392
Taxable equivalent adjustment	36	39	39	45	47	40
Income from continuing operations before income taxes, minority interest and cumulative effect	2,237	2,438	2,299	1,530	1,561	1,352
Applicable income taxes	712	786	734	523	511	483
Income from continuing operations before minority interest and cumulative effect	1,525	1,652	1,565	1,007	1,050	869
Minority interest, net of tax	-	(20)	(38)	(2)	-	-
Income from continuing operations before cumulative effect	1,525	1,632	1,527	1,005	1,050	869
Income from discontinued operations, net of tax (b)	-	44	4	4	5	3
Income before cumulative effect	1,525	1,676	1,531	1,009	1,055	872
Cumulative effect of change in accounting principle, net of tax	-	(11)	-	(7)	-	-
Net income	$1,525	$1,665	$1,531	$1,002	$1,055	$872
Net income available to common shareholders (c)	$1,524	$1,664	$1,530	$1,001	$1,054	$871
Regulatory Capital Data ($ in millions)
Tier 1 capital	$8,522	$8,272	$7,747	$7,433	$6,377	$5,613
Tier 2 capital	1,654	1,824	1,188	1,223	1,177	912
Total risk-based capital	$10,176	$10,096	$8,935	$8,656	$7,554	$6,525
Total risk-weighted assets	$82,633	$74,477	$65,444	$59,491	$55,943	$49,379
Tier 1 capital ratio	10.31%	11.11%	11.84%	12.49%	11.40%	11.37%
Total risk-based capital ratio	12.31%	13.56%	13.65%	14.55%	13.50%	13.21%
Tier 1 leverage ratio	8.89%	9.23%	9.84%	10.64%	9.49%	9.10%
(a)	Tax-effects of these merger-related charges were $90 million in 2001, $32 million in 2000 and $33 million in 1999.
(b)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.
(c)	Dividend on Preferred Stock is $.740 million for all years presented.

Yearly Data
	As of December 31,
	2004	2003	2002	2001	2000	1999
Balance Sheet - Assets ($ in millions)
Cash and due from banks	$2,561	$2,359	$1,891	$2,031	$1,706	$1,893
Available-for-sale securities	24,687	28,999	25,464	20,507	19,029	15,925
Held-to-maturity securities	255	135	52	16	553	738
Trading securities	77	55	18	-	-	-
Other short-term investments	532	268	294	225	232	388
Total securities	25,551	29,457	25,828	20,748	19,814	17,051
Total cash and securities	28,112	31,816	27,719	22,779	21,520	18,944
Loans held for sale	559	1,881	3,358	2,180	1,655	1,198
Loans and leases held for investment (before allowance)	59,808	52,308	45,928	41,548	42,530	38,837
Total loans and leases	60,367	54,189	49,286	43,728	44,185	40,035
Allowance for loan and lease losses	(713)	(697)	(683)	(624)	(609)	(573)
Goodwill	979	738	740	720	545	432
Intangible assets	150	195	236	267	235	264
Total goodwill & intangibles, net	1,129	933	976	987	780	696
Servicing rights	352	299	263	426	429	382
Other real estate owned	63	55	27	30	28	21
Operating lease equipment	304	767	-	-	-	-
Other assets	4,842	3,892	3,344	3,738	3,338	2,652
Total assets	$94,456	$91,254	$80,932	$71,064	$69,671	$62,157
Balance Sheet - Liabilities ($ in millions)
Deposits	$58,226	$57,095	$52,208	$45,854	$48,360	$41,856
Borrowings:
Short-term	10,026	13,170	8,823	7,453	6,344	10,096
Long-term	13,983	9,063	8,179	7,030	6,066	3,106
Convertible subordinated debentures	-	-	-	-	173	173
Other liabilities	3,297	3,259	2,657	2,553	1,993	1,323
Total liabilities	85,532	82,587	71,867	62,890	62,936	56,554
Minority interest	-	-	461	422	-	-
Balance Sheet - Equity ($ in millions)
Common and preferred equity	10,507	9,749	8,779	7,748	6,708	5,905
Additional minimum pension liability	(64)	(63)	(52)	-	-	-
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(105)	(57)	421	8	28	(302)
Treasury stock, at cost	(1,414)	(962)	(544)	(4)	(1)	-
Total shareholders’ equity	$8,924	$8,667	$8,604	$7,752	$6,735	$5,603
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding (net of treasury)	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468
Treasury shares held	25,802,702	16,766,390	9,071,857	80,000	21,875	-

Yearly Data
	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Average Balance Sheet ($ in millions)
Taxable securities	$29,365	$27,584	$22,145	$18,482	$17,246	$15,390
Tax exempt securities	917	1,056	1,101	1,255	1,384	1,511
Loans and leases	57,042	52,414	45,539	44,888	42,690	38,652
Other short-term investments	315	307	339	201	200	327
Total interest-earning assets	87,639	81,361	69,124	64,826	61,520	55,880
Cash and due from banks	2,216	1,600	1,551	1,482	1,456	1,628
Other assets	5,763	5,250	5,007	5,000	4,229	3,344
Allowance for loan and lease losses	(722)	(730)	(645)	(625)	(594)	(560)
Total assets	$94,896	$87,481	$75,037	$70,683	$66,611	$60,292
Interest checking	$19,434	$18,679	$16,239	$11,489	$9,531	$8,553
Savings	7,941	8,020	9,465	4,928	5,799	6,206
Money market deposits	3,473	3,189	1,162	2,552	939	1,328
Other time deposits	6,208	6,426	8,855	13,473	13,716	13,858
Total customer interest-bearing deposits	37,056	36,314	35,721	32,442	29,985	29,945
Certificates - $100,000 and over	2,403	3,832	2,237	3,821	4,283	4,197
Foreign office	4,449	3,862	2,018	1,992	3,896	952
Short-term borrowings	13,539	12,373	7,191	8,799	9,725	8,573
Long-term borrowings	13,323	8,747	7,640	6,301	4,707	3,487
Total interest-bearing liabilities	70,770	65,128	54,807	53,355	52,596	47,154
Demand deposits	12,327	10,482	8,953	7,394	6,257	6,079
Other liabilities	2,939	2,883	2,520	2,556	1,725	1,562
Total liabilities	86,036	78,493	66,280	63,305	60,578	54,795
Minority interest	-	234	440	30	-	-
Shareholders’ equity	8,860	8,754	8,317	7,348	6,033	5,497
Total liabilities & shareholders’ equity	$94,896	$87,481	$75,037	$70,683	$66,611	$60,292
Average loans and leases (excluding held for sale)	$55,951	$49,700	$43,529	$42,339	$41,303	$36,543

Average common shares outstanding:
Basic	561,258,539	571,590,128	580,326,693	575,253,508	565,685,977	562,041,032
Diluted	568,234,313	580,003,074	592,020,246	591,316,210	578,973,325	575,895,318

Yearly Data
	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Asset Quality ($ in millions)
Nonaccrual loans and leases	$228	$242	$247	$216	$174	$133
Renegotiated loans and leases	1	8	-	-	2	2
Other assets, including other real estate owned	74	69	26	19	25	19
Total nonperforming assets	303	319	273	235	201	154
Ninety days past due loans and leases	142	145	162	164	128	83
Total underperforming assets	$445	$464	$435	$399	$329	$237

Loan Portfolio ($ in millions)(net of unearned discount)
Commercial and residential construction loans	$4,726	$3,636	$3,327	$3,356	$3,223	$2,272
Commercial mortgage	7,636	6,894	5,885	6,085	6,227	5,640
Commercial loans and leases	19,484	17,489	15,805	13,396	13,306	12,106
Residential mortgages	7,533	5,530	6,804	6,563	7,167	7,750
Home equity loans	10,522	9,001	8,679	7,974	6,792	4,524
Credit card	843	762	537	448	362	318
Other consumer loans and leases	9,623	10,877	8,249	5,906	7,108	7,425
Total loans and leases	$60,367	$54,189	$49,286	$43,728	$44,185	$40,035

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$13	$19	$14	$26	$11	$4
Commercial mortgage	51	42	41	57	42	25
Commercial loans and leases	111	136	159	122	75	55
Residential mortgage and construction	24	26	18	11	42	48
Other consumer loans and leases	30	27	15	-	6	3
Total nonperforming loans	$229	$250	$247	$216	$176	$135

Net Charge-Offs ($ in millions)
Gross charge-offs	$321	$380	$273	$273	$164	$183
Merger related charge-offs	-	-	-	36	12	26
Recoveries	(69)	(68)	(86)	(82)	(67)	(67)
Net charge-offs	$252	$312	$187	$227	$109	$142

Quarterly Data
	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Ratios (%)
Return on average assets	1.62	0.72	1.95	1.91	1.88	1.93	1.85	1.92
Return on average shareholders’ equity	18.0	7.6	21.1	21.0	19.7	20.1	19.3	18.6
Average equity as a percent of average assets	9.02	9.51	9.21	9.08	9.55	9.61	9.57	10.34
Net interest margin (FTE)	3.38	3.35	3.42	3.54	3.60	3.54	3.52	3.69
Efficiency	51.6	76.0	47.0	48.8	46.8	49.0	46.4	45.5
Net losses charged off as a percent of average loans and leases	0.40	0.44	0.40	0.43	0.54	0.72	0.59	0.64
Allowance for loan and lease losses as a percent of loans and leases (a)	1.11	1.19	1.23	1.31	1.32	1.33	1.49	1.49
Allowance for credit losses as a percent of loans and leases (a)	1.21	1.31	1.35	1.43	1.45	1.47	1.49	1.49
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.53	0.51	0.48	0.50	0.57	0.61	0.62	0.62
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.73	0.74	0.72	0.73	0.82	0.89	0.90	0.90
Allowance for loan and lease losses as a percent of nonperforming assets (a)	209.01	235.32	253.29	262.83	231.17	218.85	238.69	239.72
Allowance for loan and lease losses as a percent of underperforming assets (a)	151.87	160.20	170.37	179.20	161.76	150.28	164.56	165.48
Allowance for credit losses as a percent of nonperforming assets (a)	228.64	259.05	278.70	286.87	253.92	242.01	238.69	239.72
Allowance for credit losses as a percent of underperforming assets (a)	166.14	176.36	187.47	195.60	177.67	166.19	164.56	165.48

Share Data
Earnings per share	$0.73	$0.31	$0.84	$0.80	$0.76	$0.78	$0.73	$0.72
Earnings per diluted share	0.72	0.31	0.83	0.79	0.75	0.77	0.72	0.71
Cash dividends per common share	0.35	0.35	0.32	0.32	0.32	0.29	0.29	0.29
Book value per share	16.04	16.00	16.11	14.97	15.77	15.29	15.24	15.25
Common shares outstanding (net of treasury)	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014	569,963,718
Market price per share:
High	$48.12	$52.34	$54.07	$57.00	$60.00	$60.01	$59.44	$60.49
Low	42.05	45.32	46.59	51.13	53.27	55.47	52.50	47.24
Close	42.98	47.30	49.22	53.78	55.37	59.10	55.54	57.42
Price/earnings ratio (b)	16.22	17.65	15.68	17.75	18.77	20.59	20.05	21.19

Supplemental Data
Common dividends declared ($ in millions)	$194	$195	$180	$180	$180	$164	$166	$165
Employees (full-time equivalents)	21,287	19,659	19,061	18,937	18,583	18,899	19,770	19,830
Banking centers	1,092	1,011	1,005	992	960	952	942	943
ATMs	1,988	1,898	1,872	1,844	1,827	1,905	1,891	1,883
(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the allowance for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments and all subsequent activity has been reclassified to conform to the current presentation. The allowance for credit losses is the sum of the allowance for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data
	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Income Statement ($ in millions)
Interest income-FTE	$1,153	$1,090	$1,052	$1,009	$999	$998	$993	$1,030
Interest expense	394	338	286	238	240	253	258	281
Net interest income-FTE	759	752	766	771	759	745	735	749
Provision for loan and lease losses	67	65	26	90	87	94	112	109
Noninterest income:
Electronic payment processing revenue	168	173	152	148	148	160	143	141
Service charges on deposits	121	126	134	131	123	125	125	121
Mortgage banking net revenue	41	24	49	61	44	57	75	93
Investment advisory revenue	90	82	88	97	93	85	85	83
Other noninterest income	140	113	126	258	130	104	161	131
Operating lease revenue	20	27	35	44	52	58	66	-
Securities (losses) gains, net	14	(78)	16	-	25	2	15	39
Securities gains, net - non-qualifying hedges on mortgage servicing rights	-	-	-	-	-	-	-	2
Foreign exchange income	13	12	11	10	11	8	10	8
Total noninterest income	607	479	611	749	626	599	680	618
Noninterest expense:
Salaries, wages & incentives	265	266	252	254	245	244	249	269
Employee benefits	82	56	64	66	76	53	61	65
Equipment expense	25	23	22	19	20	21	21	20
Net occupancy expense	54	48	45	47	46	47	36	38
Deposit insurance expense	2	2	2	6	6	6	6	2
Operating lease expense	15	20	24	32	38	44	50	-
Other noninterest expense	262	520	239	318	217	242	234	227
Total noninterest expense	705	935	648	742	648	657	657	621
Income from continuing operations before income taxes, minority interest and cumulative effect-FTE	594	231	703	688	650	593	646	637
Taxable equivalent adjustment	8	9	9	9	9	10	10	10
Income from continuing operations before income taxes, minority interest and cumulative effect	586	222	694	679	641	583	636	627
Applicable income taxes	181	46	223	231	211	182	208	202
Income from continuing operations before minority interest and cumulative effect	405	176	471	448	430	401	428	425
Minority interest, net of tax	-	-	-	-	-	-	-	(11)
Income from continuing operations before cumulative effect	405	176	471	448	430	401	428	414
Income from discontinued operations, net of tax (a)	-	-	-	-	-	41	1	1
Income before cumulative effect	405	176	471	448	430	442	429	415
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	-	-	(11)	-
Net income	$405	$176	$471	$448	$430	$442	$418	$415
Net income available to common shareholders (b)	$404	$176	$471	$448	$430	$441	$417	$415
Regulatory Capital Data ($ in millions) (c)
Tier 1 capital	$7,492	$8,522	$8,666	$8,346	$8,394	$8,272	$8,182	$8,009
Tier 2 capital	1,656	1,654	1,674	1,763	1,727	1,824	1,845	1,746
Total risk-based capital	$9,148	$10,176	$10,340	$10,109	$10,121	$10,096	$10,027	$9,755
Total risk-weighted assets	$88,562	$82,633	$80,749	$78,779	$76,587	$74,477	$72,893	$69,849
Tier 1 capital ratio	8.46%	10.31%	10.73%	10.59%	10.96%	11.11%	11.22%	11.47%
Total risk-based capital ratio	10.33%	12.31%	12.81%	12.83%	13.22%	13.56%	13.76%	13.97%
Tier 1 leverage ratio	7.61%	8.89%	9.13%	8.97%	9.23%	9.23%	9.21%	9.29%
(a)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 4th quarter 2003.
(b)	Dividend on Preferred Stock is $.185 million for all quarters presented.
(c)	March 31, 2005 regulatory capital data and ratios are estimated.

Quarterly Data
	As of
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Balance Sheet - Assets ($ in millions)
Cash and due from banks	$2,420	$2,561	$2,313	$2,358	$2,012	$2,359	$2,394	$1,776
Available-for-sale securities	25,101	24,687	31,557	30,180	30,577	28,999	28,011	29,053
Held-to-maturity securities	303	255	254	212	179	135	145	106
Trading securities	128	77	81	97	96	55	96	49
Other short-term investments	1,213	532	384	258	191	268	163	233
Total securities	26,745	25,551	32,276	30,747	31,043	29,457	28,415	29,441
Total cash and securities	29,165	28,112	34,589	33,105	33,055	31,816	30,809	31,217
Loans held for sale	809	559	452	577	1,661	1,881	1,528	3,245
Loans and leases held for investment (before allowance)	64,902	59,808	58,036	56,679	53,912	52,308	51,807	49,357
Total loans and leases	65,711	60,367	58,488	57,256	55,573	54,189	53,335	52,602
Allowance for loan and lease losses	(717)	(713)	(713)	(744)	(713)	(697)	(772)	(735)
Goodwill	2,167	979	980	979	738	738	738	738
Intangible assets	243	150	157	164	155	195	213	222
Total goodwill & intangibles, net	2,410	1,129	1,137	1,143	893	933	951	960
Servicing rights	378	352	349	358	283	299	285	244
Other real estate owned	60	63	61	54	57	55	46	33
Operating lease equipment	224	304	394	525	658	767	899	-
Other assets	5,482	4,842	4,060	3,985	3,996	3,892	3,899	3,982
Total assets	$102,713	$94,456	$98,365	$95,682	$93,802	$91,254	$89,452	$88,303
Balance Sheet - Liabilities ($ in millions)
Interest checking	$19,722	$19,481	$19,362	$19,243	$19,376	$19,757	$18,715	$18,432
Savings	9,711	8,310	8,307	7,973	7,391	7,375	7,895	7,981
Money market deposits	4,777	4,321	4,264	2,854	2,995	3,201	3,389	3,299
Other time deposits	8,017	6,837	6,569	6,019	5,978	6,201	6,211	6,571
Total customer interest-bearing deposits	42,227	38,949	38,502	36,089	35,740	36,534	36,210	36,283
Certificates - $100,000 and over	3,867	2,121	2,092	2,825	2,569	1,856	2,484	4,797
Foreign office	5,257	3,670	3,380	5,957	4,567	6,563	3,725	3,162
Short-term borrowings	8,369	10,026	13,973	11,517	15,253	13,171	13,741	11,527
Long-term borrowings	16,321	13,983	15,128	14,775	10,990	9,063	9,255	8,338
Total interest-bearing liabilities	76,041	68,749	73,075	71,163	69,119	67,187	65,415	64,107
Demand deposits	13,960	13,486	12,886	13,037	12,374	12,141	11,875	11,634
Other liabilities	3,824	3,297	3,364	3,089	3,445	3,259	3,468	3,389
Total liabilities	93,825	85,532	89,325	87,289	84,938	82,587	80,758	79,130
Minority interest	-	-	-	-	-	-	-	482
Balance Sheet - Equity ($ in millions)
Common and preferred equity	10,569	10,507	10,515	10,225	9,989	9,749	9,460	9,235
Additional minimum pension liability	(4)	(64)	(66)	(63)	(63)	(63)	(52)	(52)
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(319)	(105)	(152)	(491)	162	(57)	43	288
Treasury stock, at cost	(1,358)	(1,414)	(1,257)	(1,278)	(1,224)	(962)	(757)	(780)
Total shareholders’ equity	$8,888	$8,924	$9,040	$8,393	$8,864	$8,667	$8,694	$8,691
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding (net of treasury)	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014	569,963,718
Treasury shares held	29,372,355	25,802,702	22,338,801	22,647,649	21,320,048	16,766,390	13,153,677	13,487,973

Quarterly Data
	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Average Balance Sheet ($ in millions)
Taxable securities	$25,263	$28,859	$30,523	$30,253	$29,085	$28,568	$27,916	$28,461
Tax exempt securities	856	866	890	920	995	1,026	1,050	1,062
Loans and leases	65,076	59,440	57,679	56,325	54,688	53,886	53,871	51,813
Total earning assets	91,195	89,165	89,092	87,498	84,768	83,480	82,837	81,336
Cash and due from banks	2,619	2,445	2,265	2,106	2,046	2,044	1,398	1,399
Other assets	7,908	6,171	5,603	5,447	5,828	5,863	5,925	4,676
Allowance for loan and lease losses	(714)	(719)	(748)	(720)	(699)	(771)	(740)	(712)
Total assets	$101,008	$97,062	$96,212	$94,331	$91,943	$90,616	$89,420	$86,699
Interest checking	$19,972	$19,345	$19,570	$19,268	$19,552	$19,303	$18,673	$18,527
Savings	9,339	8,447	8,212	7,803	7,294	7,700	8,095	8,082
Money market deposits	4,786	4,227	3,542	2,965	3,149	3,388	3,356	2,989
Other time deposits	7,787	6,681	6,539	5,822	5,780	6,086	5,941	6,443
Total customer interest-bearing deposits	41,884	38,700	37,863	35,858	35,775	36,477	36,065	36,041
Certificates - $100,000 and over	3,539	2,106	2,459	2,836	2,213	2,170	4,472	5,115
Foreign office	4,340	4,073	3,315	4,488	5,935	5,606	3,340	3,529
Short-term borrowings	9,878	11,208	13,274	15,175	14,529	14,254	13,554	11,430
Long-term borrowings	15,604	15,585	15,055	12,317	10,294	9,149	9,581	8,109
Total interest-bearing liabilities	75,245	71,672	71,966	70,674	68,746	67,656	67,012	64,224
Demand deposits	13,484	13,107	12,537	12,251	11,402	11,460	10,859	10,055
Other liabilities	3,171	3,054	2,848	2,840	3,016	2,792	2,988	2,979
Total liabilities	91,900	87,833	87,351	85,765	83,164	81,908	80,859	77,258
Minority interest	-	-	-	-	-	-	-	477
Shareholders’ equity	9,108	9,229	8,861	8,566	8,779	8,708	8,561	8,964
Total liabilities & shareholders’ equity	$101,008	$97,062	$96,212	$94,331	$91,943	$90,616	$89,420	$86,699
Average loans and leases (excluding held for sale)	$64,269	$58,714	$57,160	$54,960	$52,927	$52,402	$50,615	$48,561

Average common shares outstanding:
Basic	556,361,533	560,161,550	560,335,242	560,976,289	563,583,277	568,104,211	570,087,666	573,887,821
Diluted	561,658,848	566,107,746	566,543,043	568,715,944	571,612,473	576,881,193	578,777,162	581,663,343

Quarterly Data
	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Asset Quality ($ in millions)
Nonaccrual loans and leases	$268	$228	$207	$216	$233	$242	$271	$273
Renegotiated loans and leases	5	1	3	3	1	8	-	-
Other assets, including other real estate owned	70	74	72	64	74	69	52	33
Total nonperforming assets	343	303	282	283	308	319	323	306
Ninety days past due loans and leases	129	142	137	132	133	145	146	138
Total underperforming assets	$472	$445	$419	$415	$441	$464	$469	$444
Loan Portfolio ($ in millions)(net of unearned discount)
Commercial and residential construction loans	$5,922	$4,726	$4,448	$4,108	$3,820	$3,636	$3,470	$3,362
Commercial mortgage	9,048	7,636	7,644	7,541	7,197	6,894	6,590	6,297
Commercial loans and leases	20,917	19,484	18,628	18,551	17,899	17,489	16,987	17,038
Residential mortgages	8,208	7,533	6,912	6,416	5,811	5,530	6,015	6,351
Home equity loans	11,101	10,522	10,253	9,849	9,305	9,001	8,704	9,283
Credit card	790	843	809	779	757	762	620	588
Other consumer loans and leases	9,725	9,623	9,794	10,012	10,784	10,877	10,949	9,683
Total loans and leases	$65,711	$60,367	$58,488	$57,256	$55,573	$54,189	$53,335	$52,602
Average Loan Portfolio ($ in millions)(net of unearned discount)
Commercial and residential construction loans	$5,338	$4,625	$4,315	$3,924	$3,746	$3,547	$3,401	$3,339
Commercial mortgage	8,385	7,617	7,582	7,327	7,034	6,708	6,423	6,127
Commercial loans and leases	21,466	18,898	18,368	18,030	17,507	17,176	16,949	16,663
Residential mortgages	8,417	7,346	6,631	6,173	5,654	5,927	6,689	6,814
Home equity loans	10,929	10,414	10,060	9,563	9,143	8,881	9,500	9,129
Credit card	830	827	797	767	758	642	609	580
Other consumer loans and leases	9,711	9,713	9,926	10,541	10,846	11,005	10,300	9,161
Total loans and leases	$65,076	$59,440	$57,679	$56,325	$54,688	$53,886	$53,871	$51,813
Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$23	$13	$11	$14	$23	$19	$20	$17
Commercial mortgage	56	51	51	47	48	42	42	46
Commercial loans and leases	136	111	99	107	111	136	158	163
Residential mortgage and construction	24	24	22	23	25	26	27	23
Other consumer loans and leases	34	30	27	28	27	27	24	24
Total nonperforming loans	$273	$229	$210	$219	$234	$250	$271	$273
Credit Charge-Offs ($ in millions)
Gross charge-offs	$80	$84	$72	$76	$88	$115	$92	$91
Recoveries	(17)	(19)	(15)	(17)	(17)	(19)	(17)	(14)
Net charge-offs	$63	$65	$57	$59	$71	$96	$75	$77